CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical)	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Net revenues	¥ 3,818,851,679	¥ 4,270,825,456	¥ 5,530,404,557
Cost of revenues	3,329,325,336	3,946,992,974	4,846,371,264
Other comprehensive (loss) income, net of tax	0	0	0
Related Party
Net revenues	60,129,818	48,935,143	62,849,416
Cost of revenues	¥ 426,011,852	¥ 485,973,979	¥ 667,324,933